INVESTMENT REPRESENTATION AGREEMENT



Delta Petroleum Corporation
C/O 555 17th Street, Suite 3310
Denver, Colorado 80202


Gentlemen:

     1. Subscription. The undersigned BANK LEU AG whose address is Bahnhofstrasse 32, 8022 Zurich Switzerland (and its designees) hereby agrees to acquire, from Delta Petroleum Corporation
("DPC" or the "Company") 428,000 shares of the restricted and legended common stock of DPC (collectively the "Securities"), at a price of $1.75 per share for an aggregate of $749,000 in a private negotiated transaction pursuant to Section 3(b) and/or 4(2) of the Act (and the regulations promulgated thereunder) and/or other applicable statute, rule and\or regulation.

     2.     Representations  and  Warranties.   The   undersigned
warrants and represents to the Company that:

          a. The Securities are being acquired by the undersigned for investment for its own account, and not with a view to the offer or sale in connection therewith, or the distribution thereof, and that the undersigned is not now, and will not in the future, participate, directly or indirectly, in an underwriting of any such undertaking except in compliance with applicable registration provisions of the Act.

          b. The undersigned will not take, or cause to be taken, any action that would cause it to be deemed an underwriter of the Securities, as defined in Section 2(11) of the Securities
Act of 1933, as amended (the "Act").

          c. The undersigned has been afforded an opportunity to examine such documents and obtain such information concerning the Company as it may have requested, including without limitation all publicly available information, and has had the opportunity to request such other information (and all information so requested has been provided) for the purpose of verifying the information furnished to it and for the purpose of answering any question it may have had concerning the business affairs of the Company and it has reviewed to the extent desired by it the Articles, Bylaws and Minutes of the Company, documentation concerning the Company's financial condition, assets, liabilities, share ownership and capital structure, operations, sales, management, public market, public filings, litigation and other material contracts and matters.

     d. The undersigned (and its officers, directors and/or agents, as applicable) have had an opportunity to personally ask questions of, and receive answers from, one or more of the officers and directors of the Company and/or the attorneys for the Company to ascertain and verify the accuracy and completeness of all material information regarding the Company, its business and its officers, directors, and promoters. The undersigned has had an opportunity to ask questions of and receive answers from duly designated representatives of the Company concerning the terms and conditions pursuant to which the Securities are being acquired by it.

     e. The undersigned understands that its acquisition of the Securities from the Company is a negotiated private transaction.

     f. By reason of the knowledge and experience of the undersigned (and that of its officers and directors and their respective advisors and investment bankers) in financial and business matters in general, and investments in particular, it is capable of evaluating the merits and risks of an investment in the Securities.

     g. The undersigned is capable of bearing the economic risks of an investment in the Securities.

     h. The undersigned's present financial condition is such that it is under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need or indebtedness.

     i. If required to do so, it has retained to advise it, as to the merits and risks of a prospective investment in the Securities, a purchaser representative, legal counsel, financial and accounting advisors, investment bankers, etc.

     j. The undersigned hereby represents and warrants to the Company that all of the representations, warranties and acknowledgements contained in this agreement, and the agreements, if any, to which this document is attached as an exhibit are true, accurate and complete as of the date herein and acknowledges that the Company, its officers, directors, agents, and affiliates have relied on its representations and warranties herein in consenting to the restricted issuance and/or transfer of the Securities and the undersigned hereby agrees to indemnify and hold the Company (together with its officers, directors, agents and affiliates) harmless with respect to any and all expenses, claims or litigation (including without limitation reasonable attorney's fees related thereto) arising from or related to breach of this agreement including without limitation breach of any warranty or representation herein.

     3. Restrictions. The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely by the undersigned and/or its assignees unless they are subsequently registered under the Act or an exemption from such registration is available. The undersigned further acknowledges that it is fully aware of the applicable limitations on the resale of the Securities. For instance, Rule 144 (the "Rule") permits sales of "Restricted Securities" held for not less than two years and upon compliance with the requirements of such Rule. Further, the Securities must be sold in an active market and appropriate information relating to the Company must be generally available in order to effectuate a transaction pursuant to the Rule by an affiliate of the Company. Any and all certificates representing the Securities and any and all securities issued in replacement or conversion thereof or in exchange thereof shall bear the following legend, or one substantially similar thereto, which the undersigned has read and understands:

     The Securities represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The Securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

The undersigned further agrees that the Company shall have the right to issue a stop transfer instruction to its transfer agent, if any, or to note a stop transfer instruction in its stockholder records, which will prevent any resale of the securities prior to two years from purchase which is not in compliance with the Rule or subject to an effective registration statement, without written consent from the Company, and it acknowledges that the Company has informed it of its intention to issue such instructions when and if necessary.

     4. Registration Rights. Within ninety (90) days of the consummation of this transaction the Company shall file a registration statement (or similar document) with the U.S. Securities & Exchange Commission and shall include such shares issued pursuant hereto in such registration statement, at the Company's sole cost.

     5. Successors and Assigns. This agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the successors and assigns of the Company and to the personal and legal representatives, heirs, guardians, successors and permitted assignees of the undersigned.

     6. Applicable Law. This agreement shall be governed by and construed in accordance with the laws of the State of Colorado and, to the extent it involves any United States statute, in accordance with the laws of the United States, and jurisdiction and venue for any dispute related hereto shall be in the District Court for the City and County of Denver, Colorado.


s/Andre Tinner, Asst. Vice President           By:s/Andre Tinner
Typed or Printed Name                                Signature


                                                  P.O. Box
Social Security or Tax                            Address
Identification Number


                                                 BANK LEU AG
                                                   ZURICH
                                              Bahnhofstrasse 32, Zurich
                                              Switzerland 8022
                                             City, State and Zip Code




ACCEPTED:

Delta Petroleum Corporation


By:s/Aleron H. Larson, Jr.

Dated: December 28, 1999